

                                THE GATEWAY TRUST
                            Registration No. 2-59859
                       Registration Statement on Form N-1A
                              Cross Reference Sheet


                                               Section in the Combined
                                               Prospectus of the Gateway Fund             Section in the Cincinnati Fund
Form N-1A Item                                 and Small Cap Index Fund                   Prospectus
---------------------------------------------- ------------------------------------------ ------------------------------------------

Item 1 - Cover Page                            - Cover Page                               - Cover Page

Item 2 - Synopsis                              - Fees and Expenses                        - Fees and Expenses
                                               - Table of Contents                        - Table of Contents

Item 3 - Condensed Financial Information       - Financial Highlights                     - Financial Highlights
                                               - Gateway Performance                      - Performance and Risk Information

Item 4 - General Description                   - General Information about Gateway        - General Information about Gateway
                                               - Cover Page                               - Cover Page
                                               - Investment Practices                     - Investment Practices
                                               -  Investment Restrictions                 - Investment Restrictions
                                               -  Supplement to Prospectus dated
                                                    September 25, 1998

Item 5 - Management of the Fund                - General Information about Gateway        - General Information about Gateway
                                               - About the Investment Manager             - About the Investment Manager

Item 5A - Management's Discussion of Fund      - Gateway Performance                      - Performance and Risk Information
Performance

Item 6 - Capital Stock                         - General Information about Gateway        - General Information about Gateway
                                               - Cover Page                               - Cover Page
                                               - Dividends and Distribution               - Dividends and Distribution
                                               - Taxes                                    - Taxes

Item 7 - Purchase of Securities                - How to Open a Gateway Account            - How to Open a Gateway Account
                                               - How to Buy Additional Shares             - How to Buy Additional Shares
                                               - Additional Shareholder Information       - Additional Shareholder Information
                                               - How Fund Shares are Priced               - How Fund Shares are Priced

Item 8 - Redemption                            - How to Sell Shares                       - How to Sell Shares
                                               - Additional Shareholder Information       - Additional Shareholder Information

Item 9 - Pending Legal Proceedings             - Not Applicable                           - Not Applicable


                                              Section in Combined Statement of
                                              Additional Information of the Gateway     Section in Cincinnati Fund Statement of
Form N-1A Item                                Fund and Gateway Small Cap Index Fund     Additional Information
--------------------------------------------- ----------------------------------------- --------------------------------------------
Item 10 - Cover Page                          - Cover Page                              - Cover Page

Item 11 - Table of Contents                   - Table of Contents                       - Table of Contents

Item 12 - General Information and History     - Introduction                            - Introduction

Item 13 - Investment Objectives and Policies  - Investment Objectives and Practices     - Information about Investment Practices
                                              - Option Transactions                       and Restrictions
                                              - Investment Practices, Risks and         - Schedule A
                                                Restrictions
                                              - Schedules A and B

Item 14 - Management of the Fund              - Trustees and Officers of the Trust      - Trustees and Officers of the Trust

Item 15 - Control Persons and Principal       - Trustees and Officers of the Trust      - Trustees and Officers of the Trust
Holders of Securities                         - Principal Holders of Fund Shares        - Principal Holders of Fund Shares

Item 16 - Investment Advisory and Other       - Investment Advisory and Other Services  - Investment Advisory and Other Services
Services                                      - Independent Public Accountants and      - Independent Public Accountants and
                                                Financial Statements                      Financial Statements

Item 17 - Brokerage Allocation and Other      - Brokerage                               - Brokerage
Practices

Item 18 - Capital Stock and Other Securities  - Not Applicable                          - Not Applicable

Item 19 - Purchase, Redemption, and Pricing   - Shareholder Services                    - Shareholder Services
of Securities                                 - Additional Purchase and Redemption      - Additional Purchase and Redemption
                                                Information                               Information

Item 20 - Tax Status                          - Additional Tax Matters                  - Additional Tax Matters

Item 21 - Underwriters                        - Not Applicable                          - Not Applicable



Item 22 - Calculation Of Performance Data     - Performance and Risk Information        - Performance and Risk Information
                                              - Schedule C                              - Schedule A

Item 23 - Financial Statements                - Independent Public Accountants and      - Independent Public Accountants and
                                                Financial Statements                      Financial Statements



                                THE GATEWAY TRUST

                       SUPPLEMENT DATED SEPTEMBER 28, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998

================================================================================


The following material supplements the Prospectus dated May 1, 1998, for the Gateway Fund and the Gateway Small Cap Index Fund and particularly the information contained under "GATEWAY FUND" on page 1 of the Prospectus, "GATEWAY FUND, Investment Practices" on page 20 of the Prospectus, and "SELLING INDEX CALL OPTIONS" on page 21of the Prospectus. Each of the funds is a series of The Gateway Trust.

Historically, the Gateway Fund (the "Fund") has sold call options exclusively on the S&P 100 Index. In order to better serve the Fund, the investment adviser will begin selling call options on various additional indexes such as the S&P 500 Index. Effective immediately, the Prospectus has been modified as follows:

- "GATEWAY FUND", page 1, the third sentence of paragraph 2 is amended, as highlighted, to read as follows:

          The Fund also sells INDEX call options on the S&P 100 Index, THE S&P 500 INDEX, AND OTHER STOCK INDEXES, and as the seller, receives cash from the purchasers of the options.

- "GATEWAY FUND, INVESTMENT PRACTICES:", page 20, the first sentence of paragraph 1 is amended, as highlighted, to read as follows:

          The Fund attempts to achieve its investment objective primarily by investing in the 100 stocks included in the S&P 100 Stock Index (the "100 Index") and by selling INDEX call options.

- "GATEWAY FUND, INVESTMENT PRACTICES:" page 20, the first sentence of paragraph 2 is amended, as highlighted, to read as follows:

          When the Fund sells INDEX call options, it receives cash from the purchasers of the options.

- "SELLING INDEX CALL OPTIONS", page 21, the first sentence of paragraph 1 is amended, as highlighted, to read as follows:

          The Gateway Fund regularly sells INDEX call options.

                                  GATEWAY TRUST



                                                          Registration Statement
                                 Securities Act of 1933 Registration No. 2-59895
                       Investment Company Act of 1940 Registration No. 811-02773

                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED SEPTEMBER 28, 1998

         This Statement is not a prospectus but should be read in conjunction with the current Prospectus of The Gateway Trust for the Gateway Fund (previously known as the Gateway Index Plus Fund) and the Gateway Small Cap Index Fund dated May 1, 1998 and any supplement thereto. A copy of the Prospectus may be obtained from the Trust by written or telephone request directed to the Trust at the address or the telephone number shown below.


                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-6339



                                TABLE OF CONTENTS

INTRODUCTION.........................................................................4
     General Information About The Gateway Trust.....................................4

INVESTMENT OBJECTIVES AND PRACTICES..................................................5
     Gateway Fund....................................................................5
     Gateway Small Cap Index Fund....................................................5

OPTION TRANSACTIONS..................................................................5
     Selling Covered Call Options....................................................5
     Selling Covered Put Options.....................................................6
     Purchase Of Put And Call Options................................................6
     Options On Securities Indexes...................................................6
     Covered Index Call Options Sold By The Gateway Fund.............................6

INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS........................................7
     Other Investment Practices......................................................7
     Certain Risks...................................................................8
     Investment Restrictions.........................................................8

PERFORMANCE AND RISK INFORMATION....................................................10
     Performance Information........................................................10

         Total Return Calculations..................................................10
         Historical Results.........................................................11

     Risk Information...............................................................11
         Comparative Indexes........................................................11
         Standard Deviation.........................................................11
         Beta.......................................................................12

     Rankings And Comparative Performance Information...............................12

SHAREHOLDER SERVICES................................................................12
     Open Account...................................................................12
     Automatic Investment Program...................................................12
     IRAs...........................................................................12
     Systematic Withdrawal Program..................................................14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION......................................14

INVESTMENT ADVISORY AND OTHER SERVICES..............................................15

     Gateway Investment Advisers, L.P...............................................15
     Investment Advisory Contracts..................................................15
     Custodian......................................................................17
     Shareholder Servicing, Transfer, Dividend Disbursing,
         And Financial Servicing Agent..............................................17

BROKERAGE...........................................................................18

ADDITIONAL TAX MATTERS..............................................................19

     Federal Tax Matters............................................................20
     State And Local Tax Aspects....................................................20

TRUSTEES AND OFFICERS OF THE TRUST..................................................20

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS.............................22

PRINCIPAL HOLDERS OF FUND SHARES....................................................22

     Gateway Fund...................................................................22
     Small Cap Index Fund...........................................................23
     Shares Held By Adviser.........................................................23

SCHEDULE A..........................................................................24

SCHEDULE B..........................................................................25

SCHEDULE C..........................................................................27


27

                                  INTRODUCTION
                                  ------------

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by the Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's bylaws, as amended.

         At present, there are three series of the Trust:

--------------------------------------------- --------------------------
                NAME OF FUND                       DATE ORGANIZED
--------------------------------------------- --------------------------

Gateway Fund                                    1977

Gateway Small Cap Index Fund                    April 1993

Cincinnati Fund                                 November 1994

--------------------------------------------- --------------------------

         Gateway Fund was known as the Gateway Index Plus Fund until April 30, 1998; as Gateway Option Index Fund until March 1990; as Gateway Option Income Fund until February 1988; and as Gateway Option Income Fund, Inc. until May 1986. Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Fund and the Gateway Small Cap Index Fund are offered in one combined prospectus (the "Combined Prospectus"). The Cincinnati Fund(R) is offered in a separate prospectus and has a separate Statement of Additional Information. Gateway Investment Advisers, L.P. (the "Adviser") acts as the funds' investment adviser.

                       INVESTMENT OBJECTIVES AND PRACTICES
                       -----------------------------------

GATEWAY FUND

         The investment objective of the Gateway Fund (previously known as the Gateway Index Plus Fund) is to achieve a high total return at a reduced level of risk. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT PRACTICES" in the Combined Prospectus.

         The Gateway Fund primarily invests in a portfolio of common stocks which parallels the composition of the Standard & Poor's 100 Stock Index (the "100 Index"). A list of the companies whose stocks are included in the 100 Index is set forth in Schedule "A" attached to this Statement. The Fund sells index call options on the S&P 100 Index, the S&P 500 Index and other stock indexes, and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund occasionally purchases put options on securities indexes.

         In addition, the Fund has authority to, and when deemed appropriate may, invest in the stocks of other securities indexes, sell put options on securities indexes, and purchase call options on securities indexes; however, the Fund does not intend to enter into these types of transactions in the coming year.

GATEWAY SMALL CAP INDEX FUND

         The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT PRACTICES" in the Combined Prospectus.

         The Small Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the Wilshire Small Cap Index (the "250 Index"). A list of the companies whose stocks are included in the 250 Index is set forth in Schedule "B" attached to this Statement. Because the 250 Index is comprised of 250 equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 250 Index. Although the Adviser monitors the Small Cap Index Fund portfolio so that the percentage of assets invested in each stock in the Small Cap Index Fund substantially corresponds to the composition of the 250 Index, the Fund bears the risk that the price of its portfolio will not increase as much as (or will decrease more than) the 250 Index.

         The Small Cap Index Fund may also purchase put and call options on securities indexes such as the S&P 500 Index, the 250 Index, the Russell 2000 Index, and comparable small capitalization securities indexes. The Small Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets. Options on the 250 Index are a relatively new investment vehicle and the secondary market for any particular option on this index at a specific time may be limited.

                               OPTION TRANSACTIONS
                               -------------------

         This section contains a brief general description of various types of options, certain option trading strategies, and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the funds. It is easier to understand index options if you understand options on individual stocks. For this reason, the first three parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

         A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

         The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received, and the market value of the underlying security determine the gain or loss realized by the seller.

         The Gateway Fund is the only Gateway fund authorized to sell covered call options. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "COVERED INDEX CALL OPTIONS SOLD BY THE GATEWAY FUND."

SELLING COVERED PUT OPTIONS

         The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at the seller's custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires, or when a closing purchase transaction is effected by the seller.

         The seller's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The seller's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although a seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly, the seller can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the seller's ability to detect the movement in the stock's price and to execute a closing transaction at the appropriate time.

         The Gateway Fund is the only Gateway fund authorized to sell covered put options. To comply with state securities requirements, the Fund will not sell any covered put option if, as a result, the Fund would have to invest more than 50% of its total assets (taken at current value) to meet its obligation upon the exercise of put options.

PURCHASE OF PUT AND CALL OPTIONS

         Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in orderly fashion. Upon the purchase of the stocks, the purchaser would normally terminate the call position.

         The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.

         The Gateway Fund and the Small Cap Index Fund each are authorized to purchase index put and call options. Each fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of its net assets.

OPTIONS ON SECURITIES INDEXES

         An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 100 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

COVERED INDEX CALL OPTIONS SOLD BY THE GATEWAY FUND

         The Gateway Fund sells index call options in an attempt to earn a greater total return over the long term than it would earn by investing only in the stocks in the 100 Index.

         Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

         When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

         When the Fund sells an index call option, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission ("the SEC"). The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities, or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding the stocks included in the 100 Index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option.

         The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the 100 Index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the 100 Index, the Fund would not be able to close out its option positions.

         Additional information about the Fund's investment practices and strategies with respect to option transactions, and certain risks related to such transactions, is set forth under the caption "INVESTMENT PRACTICES" in the Combined Prospectus.

                  INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS
                  ---------------------------------------------

OTHER INVESTMENT PRACTICES

         Each fund may hold cash for purposes of liquidity or for temporary defensive purposes. Each fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of its shares which has not yet been invested. In addition, the Adviser may determine from time to time that, for temporary defensive purposes, one or more funds should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, each fund may hold up to 100% of its assets in cash.

         Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper, or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.

         Repurchase agreements are instruments under which a fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price, a,nd interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of any fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

         The success of each fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries, and factors affecting the performance of individual stocks.

         Standard and Poor's ("S&P") obtains information for inclusion in or for use in the calculation of the S&P 100 Index from sources which S&P considers reliable. S&P HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST OR OWNERS OF THE GATEWAY FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 100 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE S&P 100 INDEX OR ANY DATA INCLUDED THEREIN.

         Wilshire Associates, Inc. ("Wilshire") obtains information for inclusion in or for use in the calculation of the Wilshire Small Cap Index from sources which Wilshire considers reliable. WILSHIRE HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST OR OWNERS OF THE SMALL CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN.

         Other risks related to the investment practices and strategies of each fund are described under the caption "INVESTMENT PRACTICES" in the Combined Prospectus.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to each of the funds that may not be changed without a vote of shareholders of that fund. Under these policies, the Gateway Fund and the Small Cap Index Fund each are subject to the following restrictions:

         1. A fund may not purchase any security if, as a result, the fund (or the funds in the Trust together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class), or more than 10% of the outstanding voting securities of an issuer.

         2. A fund may not purchase any security if, as a result, the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. A fund may not purchase securities on margin (but a fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. A fund may not make short sales of securities or maintain a short position (a) unless, at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of such fund's net assets (taken at current value) are held as collateral for such sales at any one time.

                It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

         5. A fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

                In order to meet redemption requests without immediately selling any portfolio securities, a fund may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of such fund's assets falls below 400% of its borrowing, the fund will reduce its borrowing which may result in the fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the fund might be deemed to be engaged in leveraging in that any such borrowing will enable the fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6. A fund may not pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

         7. A fund may not purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

         8. A fund may not buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

         9. A fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

        10. A fund may not make investments for the purpose of exercising control or management.

        11. A fund may not participate on a joint or joint and several basis in any trading account in securities.

        12. A fund may not purchase any security restricted as to disposition under the federal securities laws.

        13. A fund may not invest in securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

        14. A fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

        15. A fund may not make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

                No more than 5% of any fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

        16. A fund may not purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the fund's total assets is represented by cash and cash items (including receivables), government securities, and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. All of the funds in the Trust taken as a group also must satisfy this 10% test.

        17. A fund may not concentrate the investments of the fund in a single industry nor invest more than 25% of the current value of its total assets in a single industry.

        18. A fund may not sell call or put options, or purchase call or put options, except that (a) the Gateway Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes; (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options or combinations thereof; (iii) sell covered put options, provided that after any such sale the Gateway Fund would not have more than 50% of its total assets (taken at current value) subject to being invested on the exercise of put options; and (iv) enter into closing purchase transactions with respect to such options, and (b) the Small Cap Index Fund may purchase exchange-traded puts and calls provided that after any such purchase not more than 5% of the Fund's assets would be invested in premiums on the purchase of such options.

         The Trust has no fundamental policy with respect to the issuance of senior securities by any fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

         In addition to these fundamental policies, each fund will limit its investment in warrants to no more than 5% of such fund's assets. The Adviser has no current intention of causing any fund to invest in warrants in the coming year.

         Although the practices described in paragraphs 4, 5, and 6 above could involve more than 5% of a fund's assets, none of those practices have been employed by any fund since January 1, 1983. The Adviser has no current intention of causing any fund to employ any such practice in the coming year.

                        PERFORMANCE AND RISK INFORMATION
                        --------------------------------

PERFORMANCE INFORMATION

         The funds may quote performance in various ways. All performance information supplied by the funds is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph, or similar illustration. A fund's share prices and total returns fluctuate in response to market conditions, interest rates, and other factors.

         TOTAL RETURN CALCULATIONS
         -------------------------
         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's net asset value per share (the "NAV") over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five-, and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value according to the following formula:

P(1 + T)n(exponent) = ERV where   T     =  Average annual total return
                                  n     =  Number of years and portion of a year
                                  ERV   =  Ending redeemable value (of an
                                           initial hypothetical $1,000
                                           investment) at the end of the period
                                  P     =  $1,000 (the hypothetical initial
                                          investment)

         If a fund has been in existence for less than one, five, or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the SEC. In addition to average annual total returns, a fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

         HISTORICAL RESULTS
         ------------------
         The following table shows each fund's average annual and cumulative total returns for the period ended December 31, 1997:

-------------------------------------------- --------------- ---------------- --------------- ---------------------
        AVERAGE ANNUAL TOTAL RETURN             ONE YEAR       FIVE YEARS       TEN YEARS         LIFE OF FUND
-------------------------------------------- --------------- ---------------- --------------- ---------------------
Gateway Fund                                     12.35%           9.35%           11.82%            10.43%
Gateway Small Cap Index Fund                     20.64             N/A             N/A              12.69

-------------------------------------------- --------------- ---------------- --------------- ---------------------

-------------------------------------------- --------------- --------------- ---------------- ---------------------
          CUMULATIVE TOTAL RETURN               ONE YEAR        FIVE YEARS      TEN YEARS         LIFE OF FUND
-------------------------------------------- --------------- --------------- ---------------- ---------------------

Gateway Fund                                     12.35%          56.33%         205.56%             632.83%
Gateway Small Cap Index Fund                     20.64             N/A             N/A               72.20

-------------------------------------------- --------------- --------------- ---------------- ---------------------

         The table below shows the redeemable value on December 31, 1997, for an initial investment of $10,000 in the fund that was made at the beginning of the one-, five-, and ten-year periods, or at the commencement of the fund's operations. The table assumes all dividends and distributions have been reinvested in additional fund shares.

--------------------------------------------- --------------- -------------- ---------------- ---------------------
                                                 ONE YEAR       FIVE YEARS      TEN YEARS         LIFE OF FUND
--------------------------------------------- --------------- -------------- ---------------- ---------------------

Gateway Fund                                     $11,235          $15,633        $30,556            $73,283
Gateway Small Cap Index Fund                     $12,064            N/A            N/A              $17,220

--------------------------------------------- --------------- -------------- ---------------- ---------------------

RISK INFORMATION

         In evaluating the performance of any investment including a Gateway fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers three different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in each fund.

         COMPARATIVE INDEXES
         -------------------
         The performance and risk of the Gateway Fund and the Small Cap Index Fund may be compared to various broadly recognized indexes such as the S&P 500 Index or the Lehman Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively. A fund's performance and risk may also be compared to other appropriate indexes.

         STANDARD DEVIATION
         ------------------
         Standard deviation measures the volatility of the total return of a fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment.

         For example, as of December 31, 1997, the annual standard deviation for the Gateway Fund over the past three years was 3.78% while the standard deviation for the S&P 500 Index was 11.14%. Thus, the S&P 500 Index was approximately three times as volatile as the Gateway Fund. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time, and a total return ranging from -35% to +55% about 97% of the time.

         BETA
         ----
         Beta analyzes the market risk of a fund by showing how responsive the fund is to the market as defined by an index. Beta is a comparative measure of a fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is 1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets.

         For example, the beta of the Gateway Fund was 0.32 for the five-year period ended December 31, 1997. The Gateway Fund would be expected to perform approximately 1/3 as well as the market (as defined by S&P 500 Index) in up markets and 1/3 as poorly as the market in down markets. Beta is the slope of the "least square line" which compares the fund with an index.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         Each fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services such as Morningstar, Inc., Lipper Analytical Services, Inc., and Value Line Mutual Fund Survey, or by other financial publications with a circulation of 10,000 readers or more. Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services, Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

                              SHAREHOLDER SERVICES
                              --------------------

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing, and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

         Each fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in fund shares. Gateway does not charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of the investor's purchases, redemptions, and share balances in the investor's Open Account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares owned. Share certificates will not be issued.

         Upon opening an account, the investor may elect either of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any Open Account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PROGRAM

         Investors can arrange to use our Automatic Investment Program by either making the election on the New Account Application or by contacting Shareholder Services at (800) 354-6339 for the appropriate forms. With this service, investors purchase additional shares by having a predetermined amount of $100 or more automatically transferred from a bank account to the Trust on a monthly or quarterly basis. Changes to an Automatic Investment Program, including discontinuing participation, must be in writing and sent to The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211. All changes to the Program must be received by Gateway at least five business days prior to the next scheduled transfer.

IRAs

         Investors may purchase shares of any Gateway fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a traditional IRA (the "Gateway Traditional IRA") and a Roth IRA (the "Gateway Roth IRA") (or jointly as a "Gateway IRA"). A Gateway IRA can be adopted by an investor and is specifically designed to permit the investor to invest in shares of any Gateway fund selected by the investor. The custodian of the Gateway IRA is Star Bank. Investors can obtain forms to establish a Gateway IRA by calling Shareholder Services at (800) 354-6339.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about a Gateway IRA, please refer to the Agreement and Disclosure Statement for the appropriate Gateway IRA. Agreements and Disclosure Statements can be obtained by calling Shareholder Services at (800) 354-6339.

         An investor may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to a Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. Call Shareholder Services at (800) 354-6339 to obtain the appropriate transfer form.

         A Gateway Traditional IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to Star Bank as custodian for the Gateway Traditional IRA. The distribution should be wired to:

                  The Gateway Trust c/o Star Bank, N.A.
                  ABA #042-0000-13
                  Cincinnati, OH
                  Name (insert investor name)
                  Gateway Account No. (insert investor account number) Name of Gateway fund(s) in which you wish to invest

         An investor can also make a direct rollover to a Gateway Traditional IRA by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Star Bank, N.A., as Custodian of Individual Retirement Account of (insert investor name)," and sending that check to Gateway. The check can also be delivered in person to Gateway, or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, OH  45201-5211

         An investor can make a 60-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in a Gateway Traditional IRA. The deposit must be delivered in person to Gateway, or mailed to The Gateway Trust at the above address within 60 days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a 60-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70 1/2 cannot be rolled over.

         To make a withdrawal from a Gateway IRA, an investor should contact Shareholder Services at (800) 354-6339.

         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax adviser if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust for any account, including IRAs, SEP-IRAs, retirement, and pension or profit-sharing plans, including 401(k) plans. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

SYSTEMATIC WITHDRAWAL PROGRAM

         If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If a shareholder participates in the Systematic Withdrawal Program, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of the fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the funds to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Program should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Program (or discontinue participation) by contacting Shareholder Services at (800) 354-6339.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

         Basic information concerning the purchase and redemption of shares is set forth under the captions "HOW TO PURCHASE ADDITIONAL SHARES" and "HOW TO REDEEM SHARES" in the Combined Prospectus. Shares of all funds are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined on or after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of any fund is included in the Combined Prospectus under the caption "HOW FUND SHARES ARE PRICED."

         Certificates for shares of any fund will not be issued.

         The minimum initial investment is $1,000 ($500 for IRAs). The minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees, by participants in an SEP-IRA program, and by participants in the Automatic Investment Program. The Trust reserves the right to accept or reject any purchase order of any fund.

         There is no minimum or maximum applicable to redemption of shares of any fund. The Trust, however, reserves the right to redeem a shareholder's account(s) under certain circumstances. The shareholder will receive at least 60 days' written notice prior to the redemption of the account(s).

         The Trust may redeem a shareholder's account(s) in any fund when the aggregate value of the shareholder's account(s) falls below $800 (other than as a result of market action.). The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period.

         The Trust will redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents. The shareholder may prevent such redemption by providing the requested information within the 60-day period.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund involved in the exchange.

         Signature guarantees are required for all redemptions, (on the date of receipt by the Servicing Agent of all necessary documents), regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent, or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (a) on the written request for redemption; (b) on a stock power which should specify the total number of shares to be redeemed; or
(c) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which a fund normally utilizes is restricted as determined by the SEC; (c) if any emergency exists as defined by the SEC so that disposal of investments or determination of a fund's net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         The Trust has elected to be governed by Rule18f-1 of the Investment Company Act which obligates each fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

         The Trust reserves the right to modify or terminate any purchase, redemption, or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the stock and options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

GATEWAY INVESTMENT ADVISERS, L.P.

         Gateway Investment Advisers, L.P., (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the funds since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the funds from their formation until December 15, 1995. The Adviser became the successor in interest to the assets, business, and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 76% ownership interest, while Alex. Brown Investments Incorporated ("ABII") is the sole limited partner with a 24% ownership interest. ABII is an affiliate of BT Alex. Brown Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the funds and President of the Trust, together own of record and beneficially 99.85% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director. The third director of GIA is Margaret-Mary V. Preston who is employed by BT Alex. Brown Incorporated as a Managing Director.

INVESTMENT ADVISORY CONTRACTS

         The Trust has retained the Adviser under investment advisory contracts ("Adviser Contracts") to act as investment manager and in such capacity supervise the investments of the Gateway funds, subject to the policies and control of the Trust's Board of Trustees. The Adviser Contracts for the Gateway Fund and Small Cap Index Fund became effective December 15, 1995. Services were provided by GIA under substantially identical contracts prior to this date.

         Pursuant to the Adviser Contracts, the Adviser, at its sole expense, provides each fund with (i) investment recommendations regarding such fund's investments; (ii) office space, telephones, and other office equipment; and
(iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) advertising and other marketing expenses in connection with the sale of the shares of the funds; (ii) expenses of printing and distributing prospectuses and related documents to prospective shareholders; and (iii) association membership dues (other than for the Investment Company Institute). The Adviser Contracts further provide that under certain circumstances the Adviser may cause each fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Adviser Contracts provide that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

     -    fees and expenses of trustees not employed by the Adviser;

     - expenses of printing and distributing prospectuses to current shareholders of the Trust;

     - expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws, and maintaining and updating such registrations and qualifications;

     - interest expense, taxes, fees, and commissions (including brokerage commissions) of every kind;

     -    expenses related to repurchases and redemptions of shares;

     - charges and expenses of custodians, transfer agents, dividend disbursing agents, and registrars;

     -    expenses of valuing shares of each fund;

     - printing and mailing costs other than those expressly assumed by the Adviser;

     -    auditing, accounting, and legal expenses;

     - expenses incurred in connection with the preparation of reports to shareholders and governmental agencies;

     -    expenses of shareholder meetings and proxy solicitations;

     -    insurance expenses;

     - all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto.

         A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser under the Adviser Contracts, the Gateway Fund and the Small Cap Index Fund each pays the Adviser an advisory fee (the "Advisory Fee") computed at an annual rate of 0.90% of the first $50 million of the average daily net asset value of such fund, 0.70% of such asset value in excess of $50 million and less than $100 million, and 0.60% of such asset value in excess of $100 million. The rate of such Advisory Fee is higher than that paid by many other funds for advisory services.

         If total expenses of any fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions, and any "extraordinary expenses" determined as above described) exceed the specified percentage of such fund's average daily net asset value for such year, the Adviser Contracts require the Adviser to bear all such excess expenses up to the amount of the Advisory Fee. The applicable expense limitation percentage for each fund are: 1.50% of the Gateway Fund's average daily net asset value and 2.00% of the Small Cap Index Fund's average daily net asset value. Each month the Advisory Fee is determined and each fund's expenses are projected. If such fund's projected expenses are in excess of the above-stated expense limitations, the Advisory Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to each fund shall not exceed the aggregate Advisory Fee paid by such fund to the Adviser for such year.

         The following table shows the Advisory Fees earned by the Adviser for providing services to the funds. It also shows the amount of the fees waived by the Adviser for the years ended December 31, 1997, 1996, and 1995.

--------------------- ----------------------------- ------------------------------
   FEE AND WAIVER             GATEWAY FUND                SMALL CAP INDEX FUND
--------------------- ----------------------------- ------------------------------

1997 Fee Earned                  $1,530,637                     $118,875
1997 Fee Waived                           0                       73,783
                                 ----------                     --------
1997 Fee Paid                    $1,530,637                      $45,092
                                 ==========                     ========

--------------------- ----------------------------- ------------------------------

1996 Fee Earned                  $1,272,990                     $91,823
1996 Fee Waived                           0                      91,823
                                 ----------                     -------
1996 Fee Paid                    $1,272,990                     $     0
                                 ==========                     =======

--------------------- ----------------------------- ------------------------------

1995 Fee Earned                  $1,246,576                     $85,502
1995 Fee Waived                           0                      85,502
                                 ----------                     -------
1995 Fee Paid                    $1,246,576                     $     0
                                 ==========                     =======

--------------------- ----------------------------- ------------------------------

         The Adviser Contracts further provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Adviser Contracts contemplate that the Adviser may act as an investment manager or adviser for others.

         The Adviser Contracts may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, and by vote of the shareholders of the applicable fund.

         The Adviser Contracts may be terminated, upon 60 days' written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the applicable fund; or (iii) by the Adviser. Each Adviser Contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

         The Adviser Contracts continue in effect until December 31, 1998, and thereafter, provided that its continuance for the funds for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the funds, and (ii) by vote of a majority of the trustees who are not parties to the Adviser Contracts or "interested persons" of any party to the Adviser Contracts (other than as Trustees of the Trust) by votes cast in person at a meeting specifically called for such purposes.

CUSTODIAN

         Star Bank, 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust's assets (the "Custodian"). The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING, AND FINANCIAL SERVICING AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing, and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, 400 TechneCenter Drive, Suite 220, Milford, OH 45150. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts, depositing the payments for the purchase of fund shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the Systematic Withdrawal Program, the Servicing Agent will process such Systematic Withdrawal Program orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs, and other plans or programs for investing shares as provided in the funds' current prospectuses.

         Each fund reimburses the Servicing Agent for printing, mailing, and compliance expenses. Each fund compensates the Servicing Agent for these services at a fixed rate of $4,000 per month, plus the greater of $2,500 per month or an annual rate of 0.20% of each fund's average net assets. For the year ended December 31, 1997, the Adviser earned $726,747 in its capacity as Servicing Agent to the four funds of the Trust then in effect.

                                    BROKERAGE
                                    ---------

         Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for each fund, the Adviser is obligated to seek best execution, which is to execute a fund's transaction where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in each fund's best interest, considers all relevant factors, including:

     -    price;
     -    the size of the transaction;
     -    the nature of the market for the security;
     -    the amount of commission;
     - the timing of the transaction taking into account market prices and trends;
     - the reputation, experience, and financial stability of the broker-dealer involved;
     - the quality of service rendered by the broker-dealer in other transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

         The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that BT Alex. Brown Incorporated, or any of its affiliates ("Alex. Brown"), in its capacity as a registered broker-dealer, will effect securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates.

         Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as Alex. Brown) may be prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Therefore, Alex. Brown will not serve as the Trust's dealer in connection with over-the-counter transactions. However, Alex. Brown may serve as the Trust's broker in over-the counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

         The Trust will not effect any brokerage transactions in its portfolio securities with Alex. Brown if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. In determining the commissions to be paid to Alex. Brown, it is the policy of the Trust that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability, and (b) at least as favorable to the Trust as commissions contemporaneously charged by Alex. Brown on comparable transactions for its most favored unaffiliated customers, except for customers of Alex. Brown considered by a majority of the Trust's disinterested trustees not to be comparable to the Trust. The disinterested trustees from time to time review, among other things, information relating to the commissions charged by Alex. Brown to a fund and its other customers, and other information concerning the commissions charged by other qualified brokers. It is not contemplated that brokerage transactions will be effected exclusively through Alex. Brown. The Adviser may from time to time use other brokers, including brokers that provide research services as discussed below.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical, or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

         The Adviser has an agreement with Bridge Information Systems, Inc. ("Bridge") to direct brokerage transactions to Bridge in exchange for research services provided to the Adviser. For the fiscal year ended December 31, 1997, the Trust paid brokerage commissions to Bridge of $291,064 for effecting brokerage transactions totaling $483,366,912. The Adviser may from time to time enter into similar agreements with other brokers.

         The Adviser Contracts provide that, subject to such policies as the Trustees may determine, the Adviser may cause a fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for such fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include:

     - advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities, or purchasers, or sellers of securities;
     - furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts;
     - effecting securities transactions and performing functions incidental thereto (such as clearance and settlement);
     - services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

         The following table shows the brokerage commissions paid by the funds in the years ended December 31, 1997, 1996, and 1995.

--------------------------- -------------------------- -------------------------- ---------------------------
       NAME OF FUND             1997 COMMISSIONS           1996 COMMISSIONS            1995 COMMISSIONS
--------------------------- -------------------------- -------------------------- ---------------------------

Gateway Fund                         $570,068                   $274,816                   $128,373
Small Cap Index Fund                 $ 24,496                   $  9,766                   $ 12,492

--------------------------- -------------------------- -------------------------- ---------------------------

         The increased levels of commissions paid by the Gateway Fund from 1995 to 1996 are attributable to increased levels of shareholder activity resulting in higher portfolio turnover and to increased use of put options to hedge the portfolio. The increased level paid by the Gateway Fund and the Small Cap Index Fund from 1996 to 1997 is attributable to an overall increase in total assets during the 1997 fiscal year.

         The Gateway Fund paid a total of $1,750 of brokerage commissions to BT Alex. Brown Incorporated for the year ended December 31, 1997 or 0.30% of the entire amount of commissions paid to all brokers for this Fund. The aggregate amount of transactions involving the payment of these commissions is $1,339,775, or 0.21% of the entire amount of transactions effected through all brokers combined for this Fund.

                             ADDITIONAL TAX MATTERS
                             ----------------------

         The tax discussion set forth below and in the Combined Prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in a fund.

FEDERAL TAX MATTERS

         Each of the funds is treated as a separate association taxable as a corporation. The following information, therefore, applies to each fund separately unless otherwise specifically stated.

         Each fund has met, and each of the funds in the future intends to meet, the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests which each fund must meet in each fiscal year in order to qualify as a regulated investment company is the "90% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest, and gains from the sale or other disposition of securities, including gains from options.

         Gains realized from transactions on put and call options (other than options on securities indexes) generally will be long term or short term, depending on the nature of the option transaction and on the length of time the option is owned by the fund.

         Long-term capital gain distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of any fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

         The tax status of distributions made by each fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

STATE AND LOCAL TAX ASPECTS

         The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST
                       ----------------------------------

         The Trustees and officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.

         *WALTER GENE SALL, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company, and the Adviser since 1977. Age 53.

         *J. PATRICK ROGERS, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; President of the Trust since 1997; President of the Adviser since 1995; portfolio manager of the funds since 1997; co-portfolio manager of the funds from 1995 to 1997; various senior management positions and offices held with the Trust and the Adviser since 1989. Age 34.

         JAMES M. ANDERSON, Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, OH 45229; Trustee of the Trust since April 1997; Children's Hospital Medical Center, President and Chief Executive Officer since November 1996, Chairman of the Board of Trustees from 1992 through 1996, and Trustee since 1979; Taft Stettinius & Hollister, Partner from 1992 to November 1996; Access Corporation, Secretary from 1985 to 1996, and Consultant since 1996; Cincinnati Stock Exchange, Trustee since 1978; Command System Incorporated, Director and Secretary since 1988; River City Insurance Limited, Director since 1991. Age 57.

         STEFEN F. BRUECKNER, Anthem Companies, Inc., 120 Monument Circle, Mail Location #M4C, Indianapolis, IN 46204; Trustee of the Trust since October 1992; Director, President, and Chief Executive Officer, Anthem Companies, Inc. since 1995. Prior thereto, Director and President of Community Mutual Insurance Company (health insurer) since 1991, and various management positions since 1986. Director of Anthem Health and Life Insurance Company, Anthem Life Insurance Company, and various other affiliates and subsidiaries. Age 48.

         KENNETH A. DRUCKER, Sequa Corp., 200 Park Avenue, New York, NY 10166; Director of the Company from January 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Prior thereto, Senior Vice President and Treasurer, JWT Group, Inc. (advertising, public update relations, and market research). Age 52.

         BEVERLY J. FERTIG, 8591 Woodbrier Drive, Sarasota, FL 34238; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 67.

         R. S. (DICK) HARRISON, 4040 Mt. Carmel Road, Cincinnati, OH 45244; Director of the Company from 1977 to 1982; Trustee of the Trust since April 1996; Director/Chairman of the Board, Baldwin Piano & Organ Company from 1994 to 1997; Chairman of the Board/CEO, Baldwin Piano & Organ Company from 1983 to 1994. Prior thereto, various management positions with Baldwin Piano & Organ Company, Cincinnati, OH. Director of Sencorp and Anderson Bank of Cincinnati, OH and Trustee of Kenyon College. Age 66.

         WILLIAM HARDING SCHNEEBECK, 251 Indian Harbor Road, Vero Beach, FL 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 69.

         *GEOFFREY KEENAN, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Vice President of the Trust since April 1996; Chief Operating Officer, Gateway Investment Advisers, L.P. since December 1995; Executive Vice President and Chief Operating Officer, Gateway Investment Advisers, Inc. since 1995; Vice President, Gateway Investment Advisers, Inc. from 1991 to 1995. Age 39.

         *PAUL R. STEWART, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Treasurer of the Trust since October 1995; Chief Financial Officer of the Adviser since 1996, Controller of the Adviser from October 1995 to December 1996; Audit Manager and Senior, Price Waterhouse from September 1992 to 1995 and from August 1988 to August 1991. Age 32.

         *DONNA M. SQUERI, 400 TechneCenter Drive, Suite 220, Milford, OH 45150; Secretary of the Trust since October 1995; Secretary and General Counsel of the Adviser since September 1995; in-house counsel of Bartlett & Co., a registered investment adviser, from October 1984 to September 1993. Age 38.

         *Messrs. Sall, Rogers, Keenan, and Stewart and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Mr. Sall is an "interested person" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Rogers, Keenan, and Stewart and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall receives fees as follows: (a) an annual fee of $3,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board of Trustees attended; and (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 1997.

---------------------- ----------------------------------------------
                                    TOTAL COMPENSATION
   NAME OF TRUSTEE                      FROM TRUST
---------------------- ----------------------------------------------

James M. Anderson                        $  3,300
Stefen F. Brueckner                      $  6,600
Kenneth A. Drucker                       $ 12,200
Beverly J. Fertig                        $  6,600
R. S. Harrison                           $  7,400
Walter G. Sall                           $      0
William H. Schneebeck                    $  8,100

---------------------- ----------------------------------------------


             INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS
             -------------------------------------------------------

         Arthur Andersen LLP, 425 Walnut Street, Cincinnati, OH 45202, serves as independent public accountants of the Trust. Arthur Andersen LLP performs an annual audit of each fund's financial statements, reviews each fund's tax returns, and provides financial, tax, and accounting consulting services as requested.

         The financial statements and independent auditor's report required to be included in this SAI are incorporated herein by this reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997.

                        PRINCIPAL HOLDERS OF FUND SHARES
                        --------------------------------

GATEWAY FUND

         As of March 19, 1998, the Gateway Fund had 15,451,533.258 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

   ---------------------------------------------------------- ------------------------- ----------------------------
                       NAME AND ADDRESS                           NUMBER OF SHARES            PERCENT OF CLASS
   ---------------------------------------------------------- ------------------------- ----------------------------

   BT Alex. Brown Inc. Mutual Funds Dept.                           5,608,155.372                 36.30%
   P. O. Box 1346
   Baltimore, MD  21203

   Charles Schwab and Company, Inc.                                 1,960,844.899                 12.69%
   Reinvest Account Special Custody Account for
   Mutual Fund Department
   101 Montgomery Street
   San Francisco, CA  94104

   Trustees and officers of the Trust as a group                      187,573.353                  1.21%

   Adviser officers and directors as a group                          105,534.508              Less than 1%

   ---------------------------------------------------------- ------------------------- ----------------------------

SMALL CAP INDEX FUND

         As of March 19, 1998, the Small Cap Index Fund had 1,204,706.275 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

   ----------------------------------------------------------- -------------------------- --------------------------
                   NAME AND ADDRESS OF OWNER                       NUMBER OF SHARES           PERCENT OF CLASS
   ----------------------------------------------------------- -------------------------- --------------------------

   Andrew Wyeth                                                        162,833.621                 13.52%
   Chadds Ford, PA  19317

   Up East, Inc.                                                       113,854.405                  9.45%
   c/o Betsy J. Wyeth
   P.O. Box 48
   Chadds Ford, PA  19317

   Betsy Wyeth                                                         105,846.998                  8.79%
   Chadds Ford, PA  19317

   BT Alex. Brown Inc. Mutual Funds Dept.                              104,401.659                  8.67%
   P.O. Box 1346
   Baltimore, MD  21203

   Betsy Wyeth Growth                                                   79,793.168                  6.62%
   Chadds Ford, PA  19317

   Trustees and officers of the Trust as a group                        26,111.810                  2.17%

   Adviser officers and directors as a group                            19,311.903                  1.60%

   ----------------------------------------------------------- -------------------------- --------------------------

         The SEC has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power with respect to any such security, or any person who has the right to acquire beneficial ownership of any such security within 60 days.

SHARES HELD BY ADVISER

         As of March 19, 1998, the Adviser held in a fiduciary capacity the indicated amounts of the outstanding shares of each fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.

------------------------------------ ------------------------------------ --------------------------------------
           NAME OF FUND                       NUMBER OF SHARES                    PERCENTAGE OF SHARES
------------------------------------ ------------------------------------ --------------------------------------

Gateway Fund                                       472,398                               3.06%
Small Cap Index Fund                               497,372                              41.29%

------------------------------------ ------------------------------------ --------------------------------------

                                   SCHEDULE A
                                   ----------
                     (STOCKS INCLUDED IN THE S&P 100 INDEX)




Allegheny Teledyne Incorporated           Exxon Corporation                   Northern Telecom Limited
Aluminum Company of America               Federal Express Corporation         Occidental Petroleum Corporation
American Electric Power Co., Inc.         First Chicago NBD Corporation       Oracle Corporation
American Express Company                  Fluor Corporation                   PepsiCo, Inc.
American General Corp.                    Ford Motor Company                  Pharmacia & Upjohn
American International Group, Inc.        General Dynamics Corporation        Polaroid Corporation
Ameritech Corporation                     General Electric Company            Ralston Purina Co.
Amoco Corporation                         General Motors Corporation          Raytheon Co Class A Stock
AMP, Incorporated                         Halliburton Company                 Rockwell International Corporation
AT&T                                      Harrah's Entertainment, Inc.        Schlumberger Limited
Atlantic Richfield Co.                    Harris Corporation                  Sears, Roebuck and Co.
Avon Products, Inc.                       Heinz (H. J.) Company               Southern Company
Baker Hughes, Inc.                        Hewlett Packard Company             Tandy Corporation
BankAmerica Corporation                   Homestake Mining Company            Tektronix, Inc.
Baxter International Inc.                 Honeywell Inc.                      Texas Instruments, Incorporated
Bell Atlantic Corporation                 Intel Corporation                   The Black & Decker Corporation
Bethlehem Steel Corporation               International Business              The Boeing Company
Boise Cascade Corporation                    Machines Corporation             The Coastal Corporation
Bristol-Myers Squibb Company              International Flavors &             The Coca-Cola Company
Brunswick Corporation                        Fragrances Inc.                  The Dow Chemical Company
Burlington Northern Santa Fe Corp.        International Paper Company         The Hartford Financial
Ceridian Corporation                      Johnson & Johnson                      Services Group, Inc.
Champion International Corporation        Kmart Corporation                   The Limited, Inc.
Chrysler Corporation                      Mallinckrodt Inc.                   The May Department Stores Co.
CIGNA Corporation                         McDonald's Corporation              The Williams Companies, Inc.
Cisco Systems, Inc.                       MCI Communications Corporation      Toys "R" Us, Inc.
Citicorp                                  Merck & Co., Inc.                   Unicom Corporation
Colgate-Palmolive Company                 Merrill Lynch & Co., Inc.           Unisys Corporation
Columbia/HCA Healthcare Corporation       Microsoft Corp.                     United Technologies Corporation
Computer Sciences Corporation             Minnesota Mining                    Wal-Mart Stores, Inc.
Delta Air Lines, Inc.                        and Manufacturing                Walt Disney Productions
Digital Equipment Corporation             Mobil Corporation                   Weyerhaeuser Company
DuPont (E. I.) de Nemours and Co.         Monsanto Company                    Xerox Corporation
Eastman Kodak Company                     National Semiconductor Corp.
Entergy Corporation                       NationsBank Corporation
                                          Norfolk Southern Corporation










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





                                   SCHEDULE B
                                   ----------
                (STOCKS INCLUDED IN THE WILSHIRE SMALL CAP INDEX)



20th Century Industries                  Catellus Development Corporation           Geotek Communications, Inc.
ACC Corp.                                Centex Corporation                         Gerber Scientific, Inc.
Acuson Corporation                       Central Hudson Gas &                       Gibson Greetings, Inc.
ACX Technologies, Inc.                      Electric Corporation                    Gilead Sciences, Inc.
Advanced Tissue Sciences Inc.            Cephalon, Inc.                             Glenayre Technologies
ADVANTA                                  Cerner Corporation                         Golden Books Family
Agouron Pharmaceuticals, Inc.            Charming Shoppes, Inc.                        Entertainment, Inc.
Airborne Freight Corporation             Chemed Corporation                         Golden State Bancorp Inc.
AK Steel Holding Corporation             Chesapeake Corporation                     Grand Casinos Inc. *
Alaska Air Group, Inc.                   Chiquita Brands International              Gymboree Corp
Albany International Corp.               Chris-Craft Industries, Inc.               Haemonetics Corporation
Alliance Pharmaceutical Corp.            CILCORP Inc.                               Harken Energy Corporation
American Bankers Insurance               Cincinnati Milacron Inc.                   Hecla Mining Company *
   Group, Inc.                           Cirrus Logic, Inc.                         Herbalife International Inc
American Management                      Citrix Systems Inc                            Class A Stock
   Systems Inc                           City National Corporation                  HON INDUSTRIES, Inc.
Americredit Corp.                        Clarcor Inc.                               Houghton Mifflin Company
AMRESCO, Inc.                            Coast Savings Financial, Inc.              Hunt (J. B.) Transport
APAC TeleServices Inc                    Coeur d'Alene Mines Corporation               Services, Inc.
Arcadia Financial Ltd.                   Computervision Corporation                 Hutchinson Technology Inc
Arnold Industries, Inc.                  Coventry Corporation                       Hyperion Software Corp
Arvin Industries, Inc.                   Credence Systems Corporation               ICN Pharmaceuticals Inc.
Aspect Telecommunications Corp           Credit Acceptance Corporation              Imperial Credit Industries, Inc.
Astoria Financial Corporation            Data General Corporation                   Information Resources, Inc.
ATL Ultrasound Inc.                      Dentsply International Inc.                Integrated Device Technology, Inc.
Avid Technology, Inc.                    Diagnostic Products Corporation            Integrated Health Services, Inc.
Aztar Corporation                        Donaldson Company, Inc.                    International Dairy Queen, Inc.
B/E Aerospace, Inc.                      Dreyer's Grand Ice Cream, Inc.             International Multifoods Corp.
Baldor Electric Company                  DSP Communications Inc                     Intuit Inc
Ballard Medical Products                 Eagle Hardware & Garden, Inc.              John Alden Financial Corporation
Bank United Corp                         Eastern Utilities Associates               Kaman Corporation
Banta Corporation                        Echo Bay Mines Ltd.                        Kaufman and Broad
Barrett Resources Corp                   Envoy Corp                                    Home Corporation
Bassett Furniture Industries, Inc.       ESS Technology Inc.                        Kellwood Company
Beckman Instruments, Inc.                Exabyte Corporation                        Kemet Corporation *
Benton Oil and Gas Co.                   Extended Stay America Inc.                 Kennametal Inc.
Bergen Brunswig Corporation              Federal-Mogul Corporation                  Kimball International, Inc.
Best Buy Co., Inc.                       First Commerce Corporation                 Lam Research Corporation
Birmingham Steel Corporation             Fleming Companies, Inc.                    Lands' End, Inc.
Block Drug Company Inc.                  Flowers Industries, Inc.                   Lattice Semiconductor Corporation
Brightpoint, Inc.                        Forcenergy Inc.                            Lawson Products, Inc.
Broderbund Software Inc                  Foremost Corporation of America            Lawter International, Inc.
Brown Group, Inc.                        FPA Medical Management Inc                 La-Z-Boy Incorporated
Brush Wellman Inc.                       Fred Meyer, Inc.                           Lennar Corporation
Calgon Carbon Corporation                Fuller (H. B.) Company                     Life Re Corporation
Carlisle Companies Incorporated          Gaylord Container Corp.                    Lincare Holdings Inc.
Carpenter Technology Corporation         GenCorp Inc.                               Lomak Petroleum, Inc.











 Lone Star Steakhouse &                     Pride International Inc.                  Superior Industries
    Saloon, Inc.                            PSINet Inc.                                  International, Inc.
 Long Island Bancorp, Inc.                  Public Service Company                    Swift Energy Company
 Luby's Cafeterias, Inc.                       of New Mexico                          Sybase Inc
 Mac Frugal's Bargainso                     Pulitzer Publishing Co.                   Symantec Corporation
    Close-outs Inc.                         Pulte Corporation                         Symbol Technologies, Inc.
 Macromedia, Inc.                           Quaker State Corporation                  TCA Cable TV, Inc.
 Magna Group, Inc.                          Quick and Reilly Group Inc.               Teleflex Incorporated
 Marine Drilling Companies, Inc.            Ralcorp Holdings Inc.                     Tesoro Petroleum Corporation
 MAXXAM Inc.                                Rational Software Corporation             The Dress Barn, Inc.
 MDU Resources Group, Inc.                  Regal Cinemas Inc.                        The Liberty Corporation
 Mercury Finance Co                         Reliance Group Holdings, Inc.             The Liposome Company Inc.
 Micro Warehouse, Inc.                      Riggs National Corporation                The Profit Recovery Group
 Mid Atlantic Medical Services              Rollins Truck Leasing Corp.                  International, Inc.
 Mobile Telecommunication                   Rollins, Inc.                             The Standard Products Co.
    Tech Corp.                              Roslyn Bancorp Inc                        The Standard Register Company
 Mohawk Industries Inc.                     Ross Stores, Inc.                         The West Company, Incorporated
 Money Store Inc.                           Ruby Tuesday, Inc.                        Thiokol Corporation
 NAC Re Corporation                         Russ Berrie and Company, Inc.             Tucson Electric Power Company
 NACCO Industries, Inc.                     S3 Incorporated                           UGI Corporation
 National Semiconductor Corp.               Sbarro, Inc.                              United Companies Financial Corp.
 NCH Corporation                            Seagull Energy Corporation                Valley National Bancorp
 Networks Associates Inc.                   Sequent Computer Systems, Inc.            Vanguard Cellular Systems, Inc.
 New England Business                       Shared Medical Systems Corp.              Varco International, Inc.
    Service, Inc.                           Shiva Corp                                Vitesse Semiconductor Corp
 Northeast Utilities                        Shorewood Packaging Corporation           Vivus Inc
 NTL Inc.                                   Showboat, Inc.                            VLSI Technology, Inc.
 Oak Technology, Inc.                       Sierra Pacific Resources                  Wallace Computer Services, Inc.
 OMI Corp.                                  Silicon Valley Group, Inc.                Washington Federal Inc.
 ONBANCorp, Inc.                            Sotheby's Holdings, Inc.                  Wausau Mosinee Paper Corp.
 ONEOK Inc.                                 Southdown Inc.                            Western National Corporation
 Orange and Rockland Utilities, Inc.        Southern Indiana Gas &                    Westpoint Stevens Inc.
 Overseas Shipholding Group, Inc.              Electric Co.                           World Color Press, Inc.
 Paging Network Inc                         Southwest Gas Corporation                 Xircom Inc.
 Papa John's International                  Southwestern Energy Company               Xylan Corp
 Pegasus Gold Inc.                          Sovereign Bancorp, Inc.                   Yellow Corporation
 Pentair, Inc.                              St. Paul Bancorp Inc.                     Zenith National Insurance Corp.
 Peoples Bank                               Stanhome Inc.                             Zoltek Companies, Inc.
 Perrigo Company                            Station Casinos, Inc.                     Zurn Industries, Inc.
 Pittston Brink's Group                     Stride Rite Corp.
 Pixar Animation Studios                    Structural Dynamics
 Playtex Products Inc                          Research Corporation
 Pogo Producing Company                     Sunglass Hut International Inc









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




                                   SCHEDULE C
                                   ----------

         The beta measurements used in the Combined Prospectus were calculated by using MicroSoft Excel spreadsheets and the statistical function slope available in MicroSoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

         The equation for beta (slope) is shown below.

              Beta =  n(SIGMA)xy - ((SIGMA)x)((SIGMA)y)
                      ---------------------------------
                      n(SIGMA)x to the power of 2 - ((SIGMA)x) to the power of 2

           Where y = the Fund's monthly total returns in the period x = the Index's monthly total returns in the period






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